UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

Mitek Systems, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35231	87-0418827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 B Street, Suite 100 San Diego, California		92101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (619) 269-6800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note.
This amended current report on Form 8-K (this “Amendment”) is being filed by Mitek Systems, Inc. (the “Company”) for the purposes of amending Item 9.01 Financial Statements and Exhibits of that certain current report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on May 23, 2018 (the “Original Form 8-K”) in connection with the completion of the Company’s acquisition of A2iA Group II, S.A.S. (“A2iA”). This Amendment is being filed to present certain financial statements of A2iA and its consolidated subsidiaries and certain unaudited pro forma financial information of the Company relating to the effects of the acquisition of A2iA required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC. Accordingly this Amendment should be read in conjunction with the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated balance sheets of A2iA as of December 31, 2017 and 2016, the audited consolidated statements of operations, changes in consolidated equity attributable to owners of the company, cash flows, and notes related thereto for the years ended December 31, 2017 and 2016, are filed as Exhibit 99.1 to this current report on Form 8-K/A and are incorporated by reference into this Item 9.01(a).
(b) Pro Forma Financial Information.
The following unaudited pro forma financial information is being filed as Exhibit 99.2 and is incorporated by reference into this Item 9.01(b):

•	Unaudited pro forma combined balance sheet of the Company as of March 31, 2018;

•	Unaudited pro forma combined statement of operations of the Company for the six months ended March 31, 2018;

•	Unaudited pro forma combined statement of operations of the Company for the year ended September 30, 2017; and

•	Notes to unaudited pro forma combined financial statements.
(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm, Groupe Conseil Union.
99.1
The audited consolidated balance sheets of A2iA as of December 31, 2017 and 2016, the audited consolidated statements of operations, changes in consolidated equity attributable to owners of the company, cash flows, and notes relate thereto for the years ended December 31, 2017 and 2016.

99.2	Unaudited pro forma combined financial statements of Mitek Systems, Inc. and A2iA Group II, S.A.S. as of and for the six months ended March 31, 2018 and for the year ended September 30, 2017.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitek Systems, Inc.

August 3, 2018	By:	/s/ Jeffrey C. Davison
Jeffrey C. Davison
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm, Groupe Conseil Union.
99.1
The audited consolidated balance sheets of A2iA as of December 31, 2017 and 2016, the audited consolidated statements of operations, changes in consolidated equity attributable to owners of the company, cash flows, and notes relate thereto for the years ended December 31, 2017 and 2016.

99.2	Unaudited pro forma combined financial statements of Mitek Systems, Inc. and A2iA Group II, S.A.S. as of and for the six months ended March 31, 2018 and for the year ended September 30, 2017.